Exhibit 10.09
Framework Agreement on Disposition of Shanda Point Cards Inventories
This Framework Agreement on Disposition of Shanda Point Cards Inventories (this “Framework Agreement”) is made and entered into in Pudong New Area, Shanghai, China on this 30th day of June, 2008 by and among:
Shanghai Shanda Networking Development Co., Ltd., located at No. 1 Building, No. 690 Bibo Road, Pudong New Area, Shanghai, and Nanjing Shanda Networking Development Co., Ltd., located at Room 801, R&D Building, Nanjing Hi-tech Development Zone, and Hangzhou Bianfeng Networking Technology Co., Ltd., located at Room 7A, Building A, No.3 Xidoumen Road, Xihu District, Hangzhou, hereinafter collectively referred to as “Party A”;
And
Shanghai Shulong Technology Co., Ltd., located at No.1 Office Building, No. 690 Bibo Road, Pudong New Area, Shanghai, and Nanjing Shulong Computer Technology Co., Ltd., located at Room 802, No. B Office Building, High Technology District, Nanjing, and Shanghai Shulong Computer Technology Co., Ltd., located at Room 2035, No. Yi Office Building, No. 555 Dongchuan Road, Minhang, Shanghai, hereinafter collectively referred to as “Party B”;
And
Shanghai Shengfutong Electronic Commerce Co., Ltd., located at Room 201, No.3 Office Building, No. 356 Guoshoujing Road, Pudong New Area, Shanghai, hereinafter referred to as “Party C”.
Party A, Party B and Party C may be hereinafter referred to as the “Parties” collectively, and individually as the “Party”.
Whereas,
1.	For the purpose of the adjustment of the group’s business structure, Party A, Party B and Party C will carry out the following businesses respectively:
(i)	Party A is dedicated to the platform services for the internet contents (including but not limited to the games), and it has created the integrated interactive entertainment platform for the users based on its customer services capability, technology assurance and supporting capability, sales networking and payment platform.

(ii)	Party B, an internet contents provider, has the rights to publish and operate the games or other products on China’s internet.

(iii)	Party C is an enterprise engaging in the provision of national agency sales and electronic commerce services for the digital consumables.
2.	For the purpose of the adjustment of the above group’s business, Party A shall cease the operation of all online games and other games as of June 30, 2008 at 24:00 p.m., and Party B will commence the operation of such online games and other games as of July 01, 2008 at 0:00 a.m. in place of Party A;

Party A, Party B and Party C have reached the following terms and conditions in respect of the inventories of Shanda point cards issued by Party A. For the purpose of joint compliance and performance, each Party shall define their rights and obligations in a separate agreement with their channel distributors respectively.
Section 1 Definition
1.1	The “Uniform Account Cards” shall mean Shanda interactive entertainment cards, including physical cards, virtual cards and card passports, through which all games operated by Party A can be recharged, excluding the Legend.

1.2	The “Legend Online Game Cards” shall mean the game point cards, through which the Legend can be recharged only.

1.3	The “Non-uniform Account Cards” shall mean all other cards rather than the Uniform Account Cards and the Legend Online Game Cards, including but not limited to Shanda green cards and dedicated LaTale cards.

The foregoing game cards are hereinafter referred to as the “Shanda Point Cards” collectively.

1.4	The “Channel Inventories” shall mean the Shanda Point Cards that have been sold to the distributors by Party A but not sold to the end users by such distributors, or sold to the end users but not recharged by such end users.

1.5	The “Balance of Users’ Accounts” shall mean the balance of Shanda Point Cards that have been recharged by the end users but not consumed.

1.6	The “End Users” shall mean the individual users (rather than business places or internet bars) that have been permitted to log on the games being operated by Party A.

Section 2 Disposition of Shanda Point Cards Inventories
2.1	Disposition of the stored Uniform Account Cards
2.1.1 Channel Inventories
Party A and Party C have agreed that the distributor is entitled to convert the stored point cards into the paid-up cards with appropriate amount at the costs of Party A and Party C, and such distributor shall not be required to pay any additional fees. For this purpose, Party A, Party C and the distributor shall enter into the termination agreement to the original distribution agreement (for more information, please refer to Schedule 1).
2.1.2 Balance of Users’ Accounts
Party A and Party C shall enter into the obligation transfer agreement for the Balance of Users’ Accounts that have been recharged but not consumed, which shall be stated in the game user agreement and confirmed by the game users. For more information, Please refer to Schedule 2.
2.2	Disposition of the stored Non-uniform Account Cards
2.2.1 Channel Inventories
Due to the expiration of the Distribution Agreement of Non-uniform Account Cards, Party A and Party B have agreed to convert the stored point cards into the paid-up cards with appropriate amount at their costs. For this purpose, Party A and Party B will enter into an agreement (for more information, please refer to Schedule 3).
2.2.2 Balance of Users’ Accounts
Party A and Party B shall enter into the obligation transfer agreement for the Balance of Users’ Accounts that have been recharged but not consumed, which shall be stated in the game user agreement and confirmed by the game users. Party A will transfer its obligation for the provision of the game services to Party B, and Party B shall continue to provide such services in place of Party A. For more information, Please refer to Schedule 4.
2.3	Legend Online Game Cards
2.3.1 Channel Inventories
Party A and Party B have agreed that the distributor is entitled to convert the stored point cards into the paid-up cards with appropriate amount, and the fees shall be settled by Party A and Party B after the royalties prepaid to Actoz by Party A are deducted. The distributor shall not be required to pay additional fees. For this purpose, Party A, Party B and the distributor shall enter into the termination agreement to the original distribution agreement (for more information, please refer to Schedule 1). Due to the confidentiality of the royalties, Party A and Party B shall enter into a royalty prepayment agreement separately. For more information, please refer to Schedule 6.
2.3.2 Balance of Users’ Accounts
Party A and Party B shall enter into the obligation transfer agreement for the Balance of Users’ Accounts that have been recharged but not consumed, which shall be stated in the game user agreement and confirmed by the game users. Party A will transfer its obligation for the provision of the game services to Party B, and Party B shall continue to provide such services and to pay Party A the unconsumed royalties prepaid to Actoz by Party A previously. For more information, Please refer to Schedule 7.
Section 3 Term
This Agreement comes to effect as of the date when it is duly entered into by and among the Parties, to the time when the rights and obligations of the Parties are performed completely.
Section 4 Miscellaneous
4.1	The conclusion, validity and performance of, and the interpretation to and the dispute resolution in relation to, this Agreement shall be governed by the laws of the People’s Republic of China. Any dispute arising out of this Agreement and the performance of this Agreement shall be resolved through negotiation by the Parties; if not reached within sixty (60) days, any Party is entitled to institute such dispute to the People’s Court at the place where this Agreement is entered into.

4.2	This Agreement comes to effect after it is duly entered into and sealed by the authorized representatives of the Parties.

4.3	This Agreement is made in six (6) counterparts with Party A, Party B and Party C holding two (2) counterparts respectively. Each counterpart shall have the same force and effect with the other counterparts.

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IN WITNESS WHEREOF the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.
Party A:
Shanghai Shanda Networking Development Co., Ltd.
Authorized Representative:
Sign/Seal:
Nanjing Shanda Networking Development Co., Ltd.
Authorized Representative:
Sign/Seal:
Hangzhou Bianfeng Networking Technology Co., Ltd.
Authorized Representative:
Sign/Seal:
Party B:
Shanghai Shulong Technology Co., Ltd.
Authorized Representative:
Sign/Seal:
Nanjing Shulong Computer Technology Co., Ltd.
Authorized Representative:
Sign/Seal:
Shanghai Shulong Computer Technology Co., Ltd.
Authorized Representative:
Sign/Seal:
Party C:
Shanghai Shengfutong Electronic Commerce Co., Ltd.
Authorized Representative:
Sign/Seal:

Schedule 1
Termination Agreement to Distribution Agreement
(For Shanda Interactive Entertainment Cards)
This Termination Agreement to Distribution Agreement (hereinafter referred to as this “Termination Agreement”) is made and entered into in Pudong Shanghai on [•] 2008 by and among:
[Distributor] (hereinafter referred to as “Party A”)
And
[Shanda] (hereinafter referred to as “Party B”)
And
Shanghai Shengfutong Electronic Commerce Co., Ltd. (hereinafter referred to as “Party C”).
Party A, Party B and Party C may be hereinafter referred to as the “Parties” collectively, and individually as the “Party”.
Whereas:
A	Party A and Party B have entered into [insert the name of the agreement] (hereinafter referred to as the “Original Agreement”) on [•], according to which Party A shall distribute Party B’s “Shanda Interactive Entertainment Cards” within [insert the name of the concrete province].

B	Party A and Party B intend to terminate the Original Agreement, and agree on the Channel Inventories as follows.
NOW THEREFORE, the Parties hereby agree on as follows:
1.	Each of Party A and Party B agrees to terminate the Original Agreement as of the date when this Termination Agreement is entered into, and to release their respective rights and obligations under such Original Agreement without bearing liability to the other Party.

2.	Party A has purchased the “Shanda Interactive Entertainment Cards” during the cooperation period, and the remained Channel Inventories with the total value of RMB [•] are set forth in the Schedule. Party B and Party C have agreed that Party A is entitled to convert the foregoing remained Channel Inventories into the point cards, issued by Party C, with the same quantity and amount compared to such Channel Inventories. Party A shall not be required to pay any additional fees. Party C shall provide the invoices for the price of the “Shanda Interactive Entertainment Cards” purchased but not invoiced under the Original Agreement.

3.	The rights and obligations of Party A and Party B under the Original Agreement shall be remained effective before this Termination Agreement is entered into.

4.	This Termination Agreement shall be governed by and interpreted in accordance with the laws of the PRC. Any dispute arising out of or in relation to this Agreement shall be settled through negotiation by the Parties; if not reached, the Parties shall institute such dispute to Shanghai Pudong People’s Court.

5.	This Termination Agreement comes to effect immediately after it is sealed by the Parties.

6.	This Termination Agreement is made in three (3) counterparts with each Party holding one (1) counterpart. Each counterpart shall have the same force and effect with the other counterparts.

[Signature Page]
Party A:
[Distributor]
Authorized Representative:
Signed/Sealed:
Party B:
[Shanda]
Authorized Representative:
Signed/Sealed:
Party C:
Shanghai Shengfutong Electronic Commerce Co., Ltd.
Authorized Representative:
Signed/Sealed:

Schedule 2
Contract Assignment Agreement
This Contract Assignment Agreement (hereinafter referred to as this “Agreement”) is made and entered into in Pudong Shanghai on [•] by and between:
[Shanda] (hereinafter referred to as “Party A”);
And
Shanghai Shengfutong Electronic Commerce Co., Ltd. (hereinafter referred to as “Party B”)
Party A and Party B may be hereinafter referred to as the “Parties” collectively, and individually as the “Party”.
Whereas:
A.	Party A is operating all online games designed for [Shanda Interactive Entertainment Card Products].

B.	Party A shall cease the operation of the online games designed for the above Shanda Interactive Entertainment Cards on June 30, 2008 at 24 p.m., and Party B shall continue to operate such online games in place of Party A. The Parties agree that Party B shall perform the obligations in respect of the Balance of the End Users’ Accounts in place of Party A.
NOW THEREFORE, the Parties hereby agree on as follows:
1.	As of the date of this Agreement (the “Change Date”), the end users may continue to consume the balance of the Shanda Interactive Entertainment Cards held by them and issued by Party A, and Party B shall bear all obligations in respect of such continued consumption. The Parties have agreed that Party B shall obtain all rights and benefits previously owned by Party A under the user agreements, and bear all obligations and liabilities previously assumed by Party A under the original agreement.

2.	Party A shall definitely state the change of the Party of the obligations in respect of the Balance of the End User’s Account in the game user agreement, and shall obtain the consents of such user.

3.	This Agreement shall be governed by and interpreted in accordance with the laws of the PRC. Any dispute arising out of or in relation to this Agreement shall be settled through negotiation by the Parties; if not reached, the Parties shall institute such dispute to Shanghai Pudong People’s Court.

4.	This Agreement comes to effect immediately after it is sealed by the Parties.

5.	This Agreement is made in two (2) counterparts with each Party holding one (1) counterpart. Each counterpart shall have the same force and effect with the other counterpart.
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Party A:
[Shanda]
Authorized Representative:
Signed/Sealed:
Party B:
Shanghai Shengfutong Electronic Commerce Co., Ltd.
Authorized Representative:
Signed/Sealed:

Schedule 3
Channel Inventories Agreement for Point Cards
(For Expired Non-uniform Cards, such as the green cards)
This Contract Assignment Agreement (hereinafter referred to as this “Agreement”) is made and entered into in Pudong Shanghai on [•] by and between:
[Shanda] (hereinafter referred to as “Party A”);
And
Shulong / Shengfutong (hereinafter referred to as “Party B”)
Party A and Party B may be hereinafter referred to as the “Parties” collectively, and individually as the “Party”.
Whereas:
A.	Party A and [insert the name of the Distributor] (hereinafter referred to as the “Distributor”) have entered into [insert the name of the agreement] (hereinafter referred to as the “Original Agreement”) on [•], according to which Party A shall distribute Party B’s “Non-uniform Account Card Products” within [insert the name of the concrete province].

B.	The Original Agreement has been expired, and Party A and Party B agree on the point cards of Channel Inventories under the Original Agreement as follows.
NOW THEREFORE, the Parties hereby agree on as follows:
1.	The Distributor has purchased the “Non-uniform Account Cards”, and the Channel Inventories with the total value of RMB [•] are set forth in the Schedule. Party A and Party B have agreed to convert the said point cards into such point cards, issued by Party B, with appropriate quantity and amount. Party A and Party B shall make settlement for the said point cards, and the Distributor shall not be required to pay any additional fees.

2.	This Agreement shall be governed by and interpreted in accordance with the laws of the PRC. Any dispute arising out of or in relation to this Agreement shall be settled through negotiation by the Parties; if not reached, the Parties shall institute such dispute to Shanghai Pudong People’s Court.

3.	This Agreement comes to effect immediately after it is sealed by the Parties.

4.	This Agreement is made in two (2) counterparts with each Party holding one (1) counterpart. Each counterpart shall have the same force and effect with the other counterpart.
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[Signature Page]
Party A:
[Shanda]
Authorized Representative:
Signed/Sealed:
Party B:
Shanghai Shengfutong Electronic Commerce Co., Ltd.
Authorized Representative:
Signed/Sealed:

Schedule 4
Contract Assignment Agreement
This Contract Assignment Agreement (hereinafter referred to as this “Agreement”) is made and entered into in Pudong Shanghai on [•] by and between:
[Shanda] (hereinafter referred to as “Party A”);
And
Shulong (hereinafter referred to as “Party B”)
Party A and Party B may be hereinafter referred to as the “Parties” collectively, and individually as the “Party”.
Whereas:
A.	Party A is operating all online games designed for [Non-uniform Account Card Products].

B.	Party A shall cease the operation of the online games designed for the said point cards on June 30, 2008 at 24 p.m., and Party B shall continue to operate such online games in place of Party A. The Parties agree that Party B shall perform the obligations in respect of the Balance of the End Users’ Accounts in place of Party A.
NOW THEREFORE, the Parties hereby agree on as follows:
1.	As of the date of this Agreement (the “Change Date”), the end users may continue to consume the balance of the [Non-uniform Account Cards] held by them and issued by Party A, and Party B shall bear all obligations in respect of such continued consumption. The Parties have agreed that Party B shall obtain all rights and benefits previously owned by Party A under the user agreements, and bear all obligations and liabilities previously assumed by Party A under the original agreement.

2.	Party A shall definitely state the change of the Party of the obligations in respect of the Balance of the End User’s Account in the game user agreement, and shall obtain the consents of such user.

3.	This Agreement shall be governed by and interpreted in accordance with the laws of the PRC. Any dispute arising out of or in relation to this Agreement shall be settled through negotiation by the Parties; if not reached, the Parties shall institute such dispute to Shanghai Pudong People’s Court.

4.	This Agreement comes to effect immediately after it is sealed by the Parties.

5.	This Agreement is made in two (2) counterparts with each Party holding one (1) counterpart. Each counterpart shall have the same force and effect with the other counterpart.
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[Signature Page]
Party A:
[Shanda]
Authorized Representative:
Signed/Sealed:
Party B:
[Shulong]
Authorized Representative:
Signed/Sealed:

Schedule 5
Termination Agreement to Distribution Agreement
(For Shanda Interactive Entertainment Cards)
This Termination Agreement to Distribution Agreement (hereinafter referred to as this “Termination Agreement”) is made and entered into in Pudong Shanghai on [•] 2008 by and among:
[Distributor] (hereinafter referred to as “Party A”)
And
[Shanda] (hereinafter referred to as “Party B”)
And
Shulong (hereinafter referred to as “Party C”).
Party A, Party B and Party C may be hereinafter referred to as the “Parties” collectively, and individually as the “Party”.
Whereas:
A.	Party A and Party B have entered into [insert the name of the agreement] (hereinafter referred to as the “Original Agreement”) on [•], according to which Party A shall distribute Party B’s “Online Game Recharge Cards of The Lengend of Mir 2” within [insert the name of the concrete province].

B.	Party A and Party B intend to terminate the Original Agreement, and agree on the Channel Inventories as follows.
NOW THEREFORE, the Parties hereby agree on as follows:
1.	Each of Party A and Party B agrees to terminate the Original Agreement as of the date when this Termination Agreement is entered into, and to release their respective rights and obligations under such Original Agreement without bearing liability to the other Party.

2.	Party A has purchased the “Online Game Recharge Cards of The Legend of Mir 2” during the cooperation period, and the remained Channel Inventories with the total value of RMB [•] are set forth in the Schedule. Party B and Party C have agreed that Party A is entitled to convert the foregoing remained Channel Inventories into the point cards, issued by Party C, with the same quantity and amount compared to such Channel Inventories. Party A shall not be required to pay any additional fees. Party C shall provide the invoices for the price of the “Online Game Recharge Cards of The Legend of Mir 2” purchased but not invoiced under the Original Agreement.

3.	The rights and obligations of Party A and Party B under the Original Agreement shall be remained effective before this Termination Agreement is entered into.

4.	This Termination Agreement shall be governed by and interpreted in accordance with the laws of the PRC. Any dispute arising out of or in relation to this Agreement shall be settled through negotiation by the Parties; if not reached, the Parties shall institute such dispute to Shanghai Pudong People’s Court.

5.	This Termination Agreement comes to effect immediately after it is sealed by the Parties.

6.	This Termination Agreement is made in three (3) counterparts with each Party holding one (1) counterpart. Each counterpart shall have the same force and effect with the other counterparts.

[Signature Page]
Party A:
[Distributor]
Authorized Representative:
Signed/Sealed:
Party B:
[Shanda]
Authorized Representative:
Signed/Sealed:
Party C:
[Shulong]
Authorized Representative:
Signed/Sealed:

Schedule 6
Channel Inventories Agreement for Point Cards

(Prepaid Royalties for The Legend)
This Contract Assignment Agreement (hereinafter referred to as this “Agreement”) is made and entered into in Pudong Shanghai on [•] by and between:
[Shanda] (hereinafter referred to as “Party A”);
And
Shulong (hereinafter referred to as “Party B”)
Party A and Party B may be hereinafter referred to as the “Parties” collectively, and individually as the “Party”.
Whereas:
A.	Party A and [insert the name of the Distributor] (hereinafter referred to as the “Distributor”) have entered into [insert the name of the agreement] (hereinafter referred to as the “Original Agreement”) on [•], according to which Party A shall distribute Party B’s “The Legend Cards” within [insert the name of the concrete province].

B.	Party A and Party B agree on the point cards of Channel Inventories under the Original Agreement as follows.
NOW THEREFORE, the Parties hereby agree on as follows:
1.	The Distributor has purchased the “The Legend of Mir 2 Cards”, and the Channel Inventories with the total value of RMB [•] are set forth in the Schedule. Party A and Party B have agreed to convert the said point cards into such point cards, issued by Party B, with appropriate quantity and amount. Party A and Party B shall make settlement for the said point cards, and the Distributor shall not be required to pay any additional fees. Party A has prepaid 26% royalties of the sales revenues to be generated from the point cards to Shengqu Information Technology (Shanghai) Co., Ltd., the introducer of “The Legend of Mir 2 Game”, so Party A shall deduct and offset the said repaid royalties when it pays Party B for the amount of the said point cards.

2.	This Agreement shall be governed by and interpreted in accordance with the laws of the PRC. Any dispute arising out of or in relation to this Agreement shall be settled through negotiation by the Parties; if not reached, the Parties shall institute such dispute to Shanghai Pudong People’s Court.

3.	This Agreement comes to effect immediately after it is sealed by the Parties.

4.	This Agreement is made in two (2) counterparts with each Party holding one (1) counterpart. Each counterpart shall have the same force and effect with the other counterpart.
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[Signature Page]
Party A:
[Shanda]
Authorized Representative:
Signed/Sealed:
Party B:
[Shulong] / [Shengfutong]
Authorized Representative:
Signed/Sealed:

Schedule 7
Contract Assignment Agreement
This Contract Assignment Agreement (hereinafter referred to as this “Agreement”) is made and entered into in Pudong Shanghai on [•] by and between:
[Shanda] (hereinafter referred to as “Party A”);
And
Shulong (hereinafter referred to as “Party B”)
Party A and Party B may be hereinafter referred to as the “Parties” collectively, and individually as the “Party”.
Whereas:
A.	Party A is operating “The Legend Online Game”.

B.	Party A shall cease the operation of “The Legend of Mir 2” on June 30, 2008 at 24 p.m., and Party B shall continue to operate “The Legend of Mir 2 Game” in place of Party A. The Parties agree that Party B shall perform the obligations in respect of the Balance of the End Users’ Accounts in place of Party A.
NOW THEREFORE, the Parties hereby agree on as follows:
1.	As of the date of this Agreement (the “Change Date”), the end users may continue to consume the balance of the [The Legend of Mir 2 Cards] held by them and issued by Party A, and Party B shall bear all obligations in respect of such continued consumption. Party A has prepaid 26% royalties of the sales revenues to be generated from the point cards to Actoz Soft Co., Ltd., the developer of “The Legend of Mir 2 Game”, so Party B shall pay such prepaid royalties to Party A.

2.	The Parties have agreed that Party B shall obtain all rights and benefits previously owned by Party A under the user agreements, and bear all obligations and liabilities previously assumed by Party A under the original agreement.

3.	Party A shall definitely state the change of the Party of the obligations in respect of the Balance of the End User’s Account in “The Legend of Mir 2 User Agreement”, and shall obtain the consents of such user.

4.	This Agreement shall be governed by and interpreted in accordance with the laws of the PRC. Any dispute arising out of or in relation to this Agreement shall be settled through negotiation by the Parties; if not reached, the Parties shall institute such dispute to Shanghai Pudong People’s Court.

5.	This Agreement comes to effect immediately after it is sealed by the Parties.

6.	This Agreement is made in two (2) counterparts with each Party holding one (1) counterpart. Each counterpart shall have the same force and effect with the other counterpart.
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[Signature Page]
Party A:
[Shanda]
Authorized Representative:
Signed/Sealed:
Party B:
[Shulong]
Authorized Representative:
Signed/Sealed: